UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 31, 2009

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On February 6, 2009 Glacier Bancorp, Inc. ("GBCI") entered into a Plan and Agreement of Merger (the “Merger Agreement”) with First Company, a Wyoming corporation and its wholly owned subsidiary, First National Bank & Trust (the “Bank”), whereby First Company will merge with and into GBCI, and the Bank will become a wholly owned subsidiary of GBCI.  The parties have amended the Merger Agreement to extend the Termination Date (as defined in the Merger Agreement) from July 31, 2009 to September 15, 2009.  The proposed transaction is pending regulatory approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2009	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick
Michael J. Blodnick
President & Chief Executive Officer